UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 13, 2005

AMERIGROUP Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia		23462
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(757) 490-6900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On February 12, 2005, the Board of Directors of AMERIGROUP Corporation (the "Company") approved the 2005 Equity Incentive Plan (the "2005 Equity Plan") subject to its approval by the Company’s stockholders. The 2005 Equity Plan was approved by the Company’s stockholders on May 11, 2005 at the Company’s annual meeting.

The terms of the 2005 Equity Plan are set forth in the Company’s proxy statement, dated April 4, 2005, and the description of the 2005 Equity Plan in Exhibit A, attached thereto, is incorporated herein by reference. The summary in the proxy statement is qualified in its entirety by reference to the full text of the 2005 Equity Plan.

Updated forms of agreement that the Company intends to use to grant Incentive Stock Options, Nonqualified Stock Options and Stock Appreciation Rights are filed as Exhibit 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K. The only change from the forms of agreement filed on the Current Report on Form 8-K, dated May 9, 2005, is to extend the exercise period from six to twelve months following a termination of employment by reason of death or disability.

On May 11, 2005, certain non-employee Directors of the Company were granted nonqualified stock options pursuant to the 2005 Equity Plan. The number of options granted to each of the Directors, except Richard D. Shirk, was in accordance with the description of Director compensation contained in the Current Report on Form 8-K, dated February 15, 2005. Mr. Shirk received an option grant of 26,000 shares, rather than the 16,000 shares allotted for in the Current Report on Form 8-K, dated February 15, 2005, in order to account for a shortfall of option grants as compared to others who have served as Directors for a similar length of time.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On, May 11, 2005, Kay Coles James was elected to AMERIGROUP Corporation's Board of Directors. Mrs. James recently served as Director of the United States Office of Personnel Management. She has no material relationship with AMERIGROUP (either directly or as a partner, stockholder or officer of an organization that has a relationship with AMERIGROUP), is independent within the meaning of the New York Stock Exchange's Director independence standards and was not elected pursuant to any arrangement or understanding. Mrs. James does currently sit on the Nominating and Corporate Governance Committee. Her term as director expires in 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

May 13, 2005	By:	E. Paul Dunn, Jr.

Name: E. Paul Dunn, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Incentive Stock Option Agrement.
10.2	Form of Nonqualified Stock Option Agreement.
10.3	Form of Stock Appreication Right Agreement.